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                                                                   EXHIBIT 10.10
                               PURCHASE AGREEMENT



                          Dated as of October 15, 1999

                                     by and

                                     among

                              CKG MEDIA.com, INC.
                              (d/b/a Phase2Media),

                     HACHETTE FILIPACCHI INTERACTIONS S.A.

                                      and

                            VECTOR CAPITAL II, L.P.

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                                 PURCHASE AGREEMENT
                                 ------------------

          PURCHASE AGREEMENT (this "Agreement") dated as of October 15, 1999 by and among CKG Media.com, Inc. (d/b/a Phase2Media), a Delaware corporation (the "Company") with an office at 420 Lexington Avenue, 26/th/ floor, New York, NY 10170, Hachette Filipacchi Interactions S.A., a French corporation ("Hachette") with an office at 149, rue Anatole France, 92534 Levallois-Perret Cedex, France, and Vector Capital II, L.P, a Delaware limited partnership ("Vector") with an office at 456 Montgomery Street, 19/th/ floor, San Francisco, CA 94104.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of August 16, 1999, by and among the Company, Vector and each of the parties listed on Schedule A and Schedule B attached thereto, the Company issued pursuant to the "Initial Closing", as that term is defined in the Securities Purchase Agreement, an aggregate of (i) 3,798 shares of the Company's Series A Redeemable Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), and (ii) 11,668,300 shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), for an aggregate purchase price of $4,220,000 and;

          WHEREAS, pursuant to Section 1.2 of the Securities Purchase Agreement, up to One Million Seven Hundred and Eighty Thousand Dollars ($1,780,000) of the Company's "Securities" (as that term is defined in the Securities Purchase Agreement) that were not purchased at the Initial Closing may be purchased by parties designated by Vector at any time in one or more closings within ninety
(90) days subsequent to the Initial Closing, which subsequent closings are defined as "Supplemental Initial Closings" under the Securities Purchase Agreement; and

          WHEREAS, Vector has agreed to designate Hachette to effect a Supplemental Initial Closing, and Hachette desires to effect a Supplemental Initial Closing, with respect to the entire One Million Seven Hundred and Eighty Thousand Dollars ($1,780,000) of the Company's Securities that were not sold by the Company at the Initial Closing;

          NOW, THEREFORE, in consideration of the premises and of the respective representations and warranties hereinafter set forth and the respective covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Unless expressly set forth herein to the contrary, all capitalized terms set forth herein shall have the meanings assigned to them in the Securities Purchase Agreement.

     2. The Company agrees to issue and sell to Hachette, and Hachette agrees to purchase from the Company, an aggregate of (i) 1,602 shares of the Company's Series A

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Preferred Stock, and (ii) 4,921,700 shares of the Company's Series B Preferred
Stock (the Series A Preferred Stock and Series B Preferred Stock are hereinafter collectively referred to as the "Preferred Stock"). As full and total consideration for the purchase of the Preferred Stock, Hachette shall pay to the Company One Million Seven Hundred and Eighty Thousand Dollars ($1,780,000) (the "Purchase Price").

     3. Upon the execution and delivery on the date hereof, and the satisfaction of all of the terms and conditions set forth herein no later than the date hereof, Hachette shall be deemed to be an "Investor" under the Securities Purchase Agreement and all references to an Investor and Investors under the Securities Purchase Agreement shall be deemed to include Hachette.

     4. Hachette, in its capacity as an Investor, hereby affirms that all of the representations and warranties set forth in Section 3 of the Securities Purchase Agreement are true and correct as of the date hereof. In addition, Hachette represents and warrants that Hachette is a wholly owned subsidiary of Hachette Filipacchi Presse S.A., a French corporation, which, in turn, is a wholly owned subsidiary of Hachette Filipacchi Medias S.A., a French public company.

     5. The Company hereby affirms that, subject to the proviso set forth at the end of this Section 5, all of the representations and warranties set forth in Section 2 of the Securities Purchase Agreement, and all of the Schedules delivered by the Company under Section 2 of the Securities Purchase Agreement , are true and correct as of the date hereof and all of such Schedules shall be deemed to be re-delivered to Hachette as of the date hereof; provided, however that it is expressly agreed by the Company and Hachette that each of Sections 2.1, 2.4, 2.9, 2.10, 2.12, 2.14 and 2.22 are hereby modified by the new

Schedules 2.1, 2.4, 2.9, 2.10, 2.12, 2.14 and 2.22 annexed hereto, which shall
--------------------------------------------------
be deemed to replace the Schedules 2.1, 2.4, 2.9, 2.10, 2.12, 2.14 and 2.22
                         --------------------------------------------------
delivered at the Initial Closing.

     6. The obligation of the Company to consummate the Supplemental Initial Closing is conditioned upon satisfaction, or the waiver by the Company, of all of the following conditions on or before the date hereof:

          (a) Hachette shall have satisfied each of Sections 5.1, 5.3, 5.5 and
5.6 of the Securities Purchase Agreement.

          (b) Hachette shall have entered into Amendment No. 1 to the First Amended and Restated Securityholders' Agreement of even date hereof by and among the Company, Hachette, Vector and Richard E. Glassberg, in his capacity as the Common Stockholders ("Amendment No. 1 to the First Amended and Restated Securityholders' Agreement").

          (c) Hachette shall have entered into the First Amended and Restated Registration Rights Agreement (the "Amended Registration Rights Agreement") by and among

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the Company, each of the persons listed on the Schedule of Investors attached thereto as Schedule 1 and each of the persons listed on the Schedule of Series C Investors attached thereto as Schedule 2 by executing and delivering a signature page with respect to such Amended Registration Rights Agreement.

          (d) Hachette shall have executed and delivered the Securities Purchase Agreement by executing and delivering a signature page with respect thereto.

          (e) Hachette shall have delivered to the Company, either by wire transfer or certified check drawn on a commercial bank located in New York City, the Purchase Price.

     7. The obligation of Hachette to effect the Supplemental Initial Closing is conditioned upon satisfaction, or the waiver by Hachette, of all of the following conditions on or before the date hereof:

          (a) The Company shall have satisfied each of Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.9, 6.10, 6.11, 6.13 and 6.14 of the Securities Purchase
Agreement.

          (b) The Company shall have entered into Amendment No. 1 to the First Amended and Restated Securityholders' Agreement.

          (c) The Company shall have amended the Certificate of Designations, Preferences and Rights of the Series B Preferred Stock in the form annexed hereto.

          (d) The Company shall have delivered stock certificates for the Preferred Stock, each issued in the name of Hachette containing the legends set forth in accordance with Section 7.1 of the "Securityholders' Agreement" (as that term is defined in Section 11 below).

     8. The Company represents and warrants that the closing conditions provided for in each of Sections 6.7, 6.8, 6.12, 6.15, 6.17, 6.18 and 6.19 of the Securities Purchase Agreement have heretofore been satisfied.

     9. Vector hereby acknowledges and agrees that Hachette shall be the sole Investor with respect to the Supplemental Initial Closing for all of the One Million Seven Hundred Eighty Thousand Dollars ($1,780,000) as provided in
Section 1.2 of the Securities Purchase Agreement.

     10. In the event that the Company reaches the Gross Margin Milestone, Hachette shall purchase 29.67% of the Securities to be acquired by the Investors at the Second Closing subject to the terms and conditions of Sections 1.2 and
6.16 of the Securities Purchase Agreement. In the event that the Company has not reached the Gross Margin Milestone, Vector and the Company agree that Hachette shall nonetheless have the right to purchase up to 29.67% of the Securities that the Investors are entitled to purchase at the Second Closing, subject to the terms and conditions of Section 1.2 and 6.16 of the Securities Purchase Agreement, regardless of

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whether Vector or any other Investors exercise their right to purchase the
Securities that the Investors are entitled to purchase at the Second Closing (subject to all of the terms and conditions of Sections 1.2 and 6.16 of the Securities Purchase Agreement).

     11. In the event that Vector (x) shall consent to an amendment to any of the Securities Purchase Agreement, the Amended Securityholders' Agreement (as defined below), or the Amended Registration Rights Agreement, in accordance with the applicable provisions of each of the foregoing agreements, (y) shall consent to an amendment to either the Company's Certificate of Incorporation or the Company's By-Laws in accordance with applicable law, the provisions of such governing documents or as otherwise permitted pursuant to the Amended Securityholders' Agreement, or (z) shall enter into an agreement or arrangement the effect of which is an amendment or change to any such documents (any such amendment, agreement or arrangement being an "Amendment") and, in connection therewith, Vector receives or becomes entitled to receive any direct or indirect economic or other benefit (collectively, the "Benefit"), Vector shall share any such Benefit ratably with all of the Investors; provided, however, that in the
                                                --------  -------
event that Vector provides cash consideration to the Company or any third party in connection with an Amendment, then Vector's obligation hereunder to share such Benefit with any Investor shall be subject to such Investor paying its pro
                                                                            ---
rata share of such cash consideration; provided, further however, in the event
----                                   --------  ------- -------
Vector provides consideration other than cash in connection with such Amendment, no Investor shall be required to pay or provide any consideration other than its pro rata share of any cash consideration in order to participate ratably in such
--- ----
Benefit. No Amendment shall be valid unless Vector complies with the terms of this Section 11.

     12. Vector agrees that it shall provide to Hachette copies of all notices that Vector shall send to the Company, simultaneously by like means, pursuant to each of the Securities Purchase Agreement, the First Amended and Restated Securityholders' Agreement dated as of August 26, 1999 by and among the Company, Vector, Glassberg, Robert E. Chmiel, R. Scott Ford, Thomas Mannion, Jason Liebowitz, Matthew Spengler and each of the parties listed on Schedule A and Schedule B attached thereto (the "Amended Securityholders' Agreement") and the Amended Registration Rights Agreement. The Company agrees that it shall promptly provide to Hachette copies of all notices that the Company receives from Vector, and that it shall send to Hachette, simultaneously by like means, copies of all notices that the Company delivers to Vector, pursuant to each of the Securities Purchase Agreement, the Amended Securityholders' Agreement and the Amended Registration Rights Agreement. Copies of all such notices shall be provided to Hachette at the following address:149, rue Anatole France, 92534 Levallois-Perret Cedex, France.

     13. The Company has prepared and delivered to Hachette, and Hachette expressly acknowledges receipt of, revised projected pro forma financial information and financial forecasts of the Company (the "Revised Pro Forma Information"), a copy of which is attached hereto as Exhibit 1. The Revised Pro
                                                     ---------
Forma Information has been prepared in good faith by management of the Company based on certain assumptions, believed to be reasonable by

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management and reflect management's best good faith estimate of the Company's future prospects at the time such Revised Pro Forma Information was prepared. The Company does not represent or warrant that the results reflected in the Revised Pro Forma Information will be achieved. However, based upon the Revised Pro Forma Information, management currently believes that it is more likely that the Company will not attain the Gross Margin Milestone on or before January 31, 2000 as opposed to attaining the Gross Margin Milestone on or before January 31, 2000.

     14.  Miscellaneous.

          (a) The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York applicable to agreements executed and to be performed solely within such State.

          (b) Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein. Any statement so issued or made shall require the reasonable prior approval of the other parties hereto as to the contents and the manner of presentation and publication thereof.

          (c) This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          (d) This Agreement may be executed in one or more original or facsimile counterparts, all of which taken together shall constitute one instrument.

          (e) This Agreement, including the other documents referred to herein, the Securities Purchase Agreement and the Amended Securityholders' Agreement contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (f) This Agreement may not be changed orally, but only by an agreement in writing signed by the parties hereto.

          (g) In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

          (h) Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                COMPANY:

                                CKG MEDIA.com, Inc.
                                (d/b/a Phase2Media)


                                By: /s/ Richard Glassberg
                                   _________________________________
                                        CEO/Chairman


                                HACHETTE FILIPACCHI
                                INTERACTIONS S.A.

                                By: /s/ Patricia Carnese
                                   _________________________________
                                   Name:  Patricia Carnese
                                   Title: General Counsel - International


                                SOLELY WITH RESPECT TO THE
                                PROVISIONS OF SECTIONS 9, 10, 11 AND
                                12 HEREOF:

                                VECTOR CAPITAL II, L.P.


                                By: Vector Capital Partners II, LLC, as General
                                    Partner

                                    /s/ Alex Slusky
                                ____________________________________
                                By:    Alex Slusky
                                Title: Managing Member